UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 26, 2007 (Date of earliest event reported)

MFIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-11625	04-2793022
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

30 Ossipee Road
Newton, MA  02464-9101
(Address of principal executive offices)

Telephone: (617) 969-5452
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written  communications  pursuant to Rule 425 under the  Securities  Act (17 CFR 230.425)

☐ Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

As of April 26, 2007 (the “Effective Date”), MFIC Corporation (the “Company”) entered into the following agreements with each of Robert P. Bruno, Dennis Riordan and Jack M. Swig.

Robert P. Bruno

As of the Effective Date, the Company entered into an Executive Employment Agreement (the “Bruno Agreement”) with Robert P. Bruno, the Company’s President and Chief Operating Officer.  Under the Bruno Agreement, Mr. Bruno will continue in such positions until at least June 30, 2008 (the “Target Date”), at which point Mr. Bruno will become an “at will” employee.

Mr. Bruno will continue to receive the same salary and benefits provided to him as of the Effective Date.

In the event that (i) Mr. Bruno is terminated for Cause (as defined in the Bruno Agreement), (ii) Mr. Bruno voluntarily terminates his employment for a reason other than Good Reason (as defined in the Bruno Agreement) or (iii) Mr. Bruno dies or becomes Permanently Disabled (as defined in the Bruno Agreement), the Company will have no obligation to provide Mr. Bruno with any compensation or severance package, except for salary and benefits accrued prior to the termination of employment.

In the event that Mr. Bruno is terminated without Cause or Mr. Bruno voluntarily terminates his employment for Good Reason, Mr. Bruno will be entitled to a severance package comprised of the value of his base salary through and including the Target Date plus an amount equal to six (6) months of his base salary at the rate in effect on the date of his termination.  In addition, the Company will continue to provide Mr. Bruno (and his spouse, if applicable) medical and dental insurance coverage as well as pre-existing life insurance coverage from the date of his termination through December 31, 2008.

Mr. Bruno may, upon written notice to the Company at least thirty (30) days prior to the Target Date, terminate his employment effective as of the Target Date.  Upon such termination, Mr. Bruno will be entitled to receive an amount equal to six (6) months of his base salary at the rate in effect on the Target Date (the “Bruno Termination Payment”).  In addition, the Company will continue to provide Mr. Bruno (and his spouse, if applicable) medical and dental insurance coverage as well as pre-existing life insurance coverage from the Target Date through December 31, 2008.

If Mr. Bruno does not exercise his right to receive the Bruno Termination Payment and continues his employment with the Company after the Target Date, he will be entitled to receive the Bruno Termination Payment if the Company terminates his employment after the Target Date without Cause.

The description of the Bruno Agreement provided above is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 10.1 to this report and incorporated by reference into this Item 1.01.

Dennis Riordan

As of the Effective Date, the Company entered into an Executive Employment Agreement (the “Riordan Agreement”) with Dennis Riordan, the Company’s Controller.  Under the Riordan Agreement, Mr. Riordan will continue in such position until at least the Target Date, at which point Mr. Riordan will become an “at will” employee.

Mr. Riordan will continue to receive the same salary and benefits provided to him as of the Effective Date.

In the event that (i) Mr. Riordan is terminated for Cause (as defined in the Riordan Agreement), (ii) Mr. Riordan voluntarily terminates his employment for a reason other than Good Reason (as defined in the Riordan Agreement) or (iii) Mr. Riordan dies or becomes Permanently Disabled (as defined in the Riordan Agreement), the Company will have no obligation to provide Mr. Riordan with any compensation or severance package, except for salary and benefits accrued prior to the termination of employment.

In the event that Mr. Riordan is terminated without Cause or Mr. Riordan voluntarily terminates his employment for Good Reason, Mr. Riordan will be entitled to a severance package comprised of the value of his base salary through and including the Target Date plus an amount equal to six (6) months of his base salary at the rate in effect on the date of his termination.  In addition, the Company will continue to provide Mr. Riordan (and his spouse, if applicable) medical and dental insurance coverage as well as pre-existing life insurance coverage from the date of his termination through December 31, 2008.

Mr. Riordan may, upon written notice to the Company at least thirty (30) days prior to the Target Date, terminate his employment effective as of the Target Date.  Upon such termination, Mr. Riordan will be entitled to receive an amount equal to six (6) months of his base salary at the rate in effect on the Target Date (the “Riordan Termination Payment”).  In addition, the Company will continue to provide Mr. Riordan (and his spouse, if applicable) medical and dental insurance coverage as well as pre-existing life insurance coverage from the Target Date through December 31, 2008.

If Mr. Riordan does not exercise his right to receive the Riordan Termination Payment and continues his employment with the Company after the Target Date, he will be entitled to receive the Riordan Termination Payment if the Company terminates his employment after the Target Date without Cause.

The description of the Riordan Agreement provided above is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 10.2 to this report and incorporated by reference into this Item 1.01.

Jack M. Swig

As of the Effective Date, the Company entered into an Executive Employment Agreement (the “Swig Agreement”) with Jack M. Swig, the Company’s Vice President Corporate Development, Investor Relations Manager and General Counsel.  Under the Swig Agreement, Mr. Swig will continue in such positions until at least the Target Date, at which point Mr. Swig will become an “at will” employee.

Mr. Swig’s base salary under the Swig Agreement is $150,000 per year.  He will continue to receive the same benefits provided to him as of the Effective Date.

In the event that (i) Mr. Swig is terminated for Cause (as defined in the Swig Agreement), (ii) Mr. Swig voluntarily terminates his employment for a reason other than Good Reason (as defined in the Swig Agreement) or (iii) Mr. Swig dies or becomes Permanently Disabled (as defined in the Swig Agreement), the Company will have no obligation to provide Mr. Swig with any compensation or severance package, except for salary and benefits accrued prior to the termination of employment.

In the event that Mr. Swig is terminated without Cause or Mr. Swig voluntarily terminates his employment for Good Reason, Mr. Swig will be entitled to a severance package comprised of the value of his base salary through and including the Target Date plus an amount equal to six (6) months of his base salary at the rate in effect on the date of his termination.  In addition, the Company will continue to provide Mr. Swig (and his spouse, if applicable) medical and dental insurance coverage as well as pre-existing life insurance coverage from the date of his termination through December 31, 2008.

Mr. Swig may, upon written notice to the Company at least thirty (30) days prior to the Target Date, terminate his employment effective as of the Target Date.  Upon such termination, Mr. Swig will be entitled to receive an amount equal to six (6) months of his base salary at the rate in effect on the Target Date (the “Swig Termination Payment”).  In addition, the Company will continue to provide Mr. Swig (and his spouse, if applicable) medical and dental insurance coverage as well as pre-existing life insurance coverage from the Target Date through December 31, 2008.

If Mr. Swig does not exercise his right to receive the Swig Termination Payment and continues his employment with the Company after the Target Date, he will be entitled to receive the Swig Termination Payment if the Company terminates his employment after the Target Date without Cause.

The description of the Swig Agreement provided above is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 10.3 to this report and incorporated by reference into this Item 1.01.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Please see the disclosure under Item 1.01 herein.

Item 8.01               Other Events.

Effective April 27, 2007, Christopher Werner, Vice President of Engineering of the Company’s subsidiary, Microfluidics Corporation (“Microfluidics”), resigned from his position with Microfluidics.

Item 9.01               Financial Statements and Exhibits.

(d)           The following exhibits are hereby filed as part of this Current Report on Form 8-K:

Number	Exhibit

10.1	Executive Employment Agreement dated as of April 26, 2007 by and between MFIC Corporation and Robert P. Bruno.
10.2	Executive Employment Agreement dated as of April 26, 2007 by and between MFIC Corporation and Dennis Riordan.
10.3	Executive Employment Agreement dated as of April 26, 2007 by and between MFIC Corporation and Jack M. Swig.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2007	MFIC CORPORATION

By: /s/ Robert P. Bruno
Name: Robert P. Bruno
Title: President

EXHIBIT INDEX

Exhibit Number	Description

10.1	Executive Employment Agreement dated as of April 26, 2007 by and between MFIC Corporation and Robert P. Bruno.
10.2	Executive Employment Agreement dated as of April 26, 2007 by and between MFIC Corporation and Dennis Riordan.
10.3	Executive Employment Agreement dated as of April 26, 2007 by and between MFIC Corporation and Jack M. Swig.